Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
02/24/2021	3130ALHZ0	03/18/2021	06/18/2025	09/18/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	03/18/2022	0.530%	$27,500,000
02/24/2021	3130ALJ39	03/03/2021	03/03/2026	09/03/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/03/2021	0.900%	$400,000,000
02/25/2021	3130ALJB1	03/25/2021	03/25/2026	09/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/25/2021	1.000%	$25,000,000
02/25/2021	3130ALJC9	03/24/2021	03/24/2026	09/24/2021	Optional Principal Redemption	Canary	Fixed/ Constant	06/24/2021	0.850%	$25,000,000
02/25/2021	3130ALJD7	03/23/2021	03/23/2026	06/23/2021	Optional Principal Redemption	European	Fixed/ Step Up	12/23/2021	0.250%	$25,000,000
02/25/2021	3130ALJK1	03/23/2021	03/23/2026	06/23/2021	Optional Principal Redemption	European	Fixed/ Step Up	12/23/2021	0.300%	$50,000,000
02/25/2021	3130ALJN5	03/10/2021	12/10/2031	09/10/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/10/2021	1.875%	$15,000,000
02/25/2021	3130ALJP0	03/23/2021	03/23/26	09/23/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/23/2021	1.000%	$270,000,000
02/25/2021	3130ALJU9	03/17/2021	03/17/2025	09/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/17/2021	0.600%	$35,000,000
02/25/2021	3130ALJV7	03/17/2021	09/17/2024	09/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/17/2021	0.470%	$20,000,000
02/26/2021	3130ALHL1	03/24/2021	09/24/2025	09/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/24/2021	0.700%	$15,000,000
02/26/2021	3130ALJH8	03/10/2021	03/10/2031	09/10/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/10/2021	2.000%	$140,000,000
02/26/2021	3130ALJK1	03/23/2021	03/23/2026	06/23/2021	Optional Principal Redemption	European	Fixed/ Step Up	12/23/2021	0.300%	$15,000,000
02/26/2021	3130ALJP0	03/23/2021	03/23/2026	09/23/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/23/2021	1.000%	$30,000,000
02/26/2021	3130ALJY1	03/17/2021	03/17/2026	09/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/17/2021	1.000%	$200,000,000
02/26/2021	3130ALJZ8	03/12/2021	03/12/2024	09/12/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	04/12/2021	0.500%	$2,000,000,000
02/26/2021	3130ALKA1	03/17/2021	03/17/2026	09/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/17/2021	1.000%	$20,000,000
02/26/2021	3130ALKC7	03/17/2021	03/17/2027	09/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/17/2021	1.300%	$40,000,000

02/26/2021	3130ALKF0	03/25/2021	03/25/2025	09/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	03/25/2022	0.625%	$30,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.